UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 28, 2006

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BLACK HILLS POWER, INC.

(Exact name of registrant as specified in its charter)

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South Dakota
(State or other jurisdiction of incorporation)
1-7978	46-0111677
(Commission File Number)	(IRS Employer Identification No.)

625 Ninth Street, PO Box 1400 Rapid City, South Dakota (Address of principal offices)	57709-1400 (Zip Code)

605.721.1700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On December 28, 2006, the Registrant’s parent, Black Hills Corporation, issued a press release announcing that the South Dakota Public Utilities Commission approved a $7.9 million, or 7.8 percent overall rate increase for the Registrant’s electric customers. The new rates become effective January 1, 2007.

The press release is attached as Exhibit 99 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits
	99	Press release dated December 28, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK HILLS POWER, INC.

By: /s/ Mark T. Thies
Mark T. Thies
Executive Vice President
and Chief Financial Officer

Date: December 28, 2006

Exhibit Index

Exhibit No.	Description

99	Press release dated December 28, 2006.

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